CDK Global.

Third Quarter 2016 Results

May 5, 2016

Evolving the Automotive Retail ***Experience***

Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including statements concerning CDK's business transformation plan, other plans, objectives, forecasts, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook and business trends may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: CDK's success in obtaining, retaining and selling additional services to customers; the pricing of CDK's products and services; overall market and economic conditions, including interest rate and foreign currency trends; competitive conditions; auto sales and advertising and related industry changes; employment and wage levels; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving CDK's systems; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; CDK's ability to timely and effectively implement its business transformation plan; and the ability of CDK's significant stockholders and their affiliates to significantly influence CDK's decisions. The statements in this document are made as of the date of this document, even if subsequently made available by CDK on its website or otherwise. CDK disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. These risks and uncertainties, along with the risk factors discussed in CDK's reports filed with the Securities and Exchange Commission (SEC), including those discussed under "Part I, Item 1A. Risk Factors" in CDK's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its most recent Quarterly Report on Form 10-Q should be considered in evaluating any forward-looking statements contained herein. These filings can be found on CDK's website at www.cdkglobal.com and the SEC's website at www.sec.gov.

Key Topics

1. Industry outlook
2. NADA recap
3. Recent customer win
4. Customer visit feedback
5. Business transformation plan update

CDKGlobal.
Evolving the Automotive Retail *Experience*

Business Transformation Plan

Key workstreams

	WORKSTREAM	DESCRIPTION
1	MoveUp!	Migrate customers to latest software versions; engineer to reduce customizations
2	Streamline implementation	Streamline installation and training process through improved technology, process, tools, and workflow
3	Enhance customer service	Decrease resolution times through optimized case management and technology-enabled, intelligent, user-driven support
4	Optimize sales and product offering	Adjust sales structure; reduce product complexity; expand bundling; optimize discount management; standardize pricing
5	Simplify quote to cash	Reduce business complexity through integrated go-to-market model that leverages an automated contracting process, SKU rationalization, and streamlined invoicing
6	Workforce efficiency and footprint	Increase efficiency through fewer layers and larger spans of control, geographic wage arbitrage, and reduced facility footprint
7	Strategic sourcing	Disciplined vendor management and vendor consolidation
8	Automotive Retail International	Comprehensive optimization across back office, R&D, implementation, and support

Business Transformation Plan

Goals

	WORKSTREAM	SAVINGS GOAL $ (FY16-FY18)	OPERATING MEASURES
1	MoveUp!	15-20 M	Increase sites on latest software version; decrease customization
2	Streamline implementation	25-30 M	Decrease days to install; decrease re-work days
3	Enhance customer service	10-15 M	Decrease average resolution time through tools and process
4	Optimize sales and product offering	65-75 M	Compress discount bands; increase inside sales utilization
5	Simplify quote to cash	25-30 M	Decrease contract processing time; decrease number of SKUs
6	Workforce efficiency and footprint	55-60 M	Lower headcount; decrease average cost per headcount; fewer facilities
7	Strategic sourcing	15-20 M	Increase vendor savings
8	Automotive Retail International	10-15 M	Lower headcount; decrease average cost per headcount
	Other	20 M	
	Target	**250-275 M**	

Q3 FY16 Adjusted Financial Results

Total CDK


+5%
REVENUES
+6%
CONSTANT CURRENCY REVENUES
+12%
18.3% margin
EARNINGS BEFORE INCOME TAXES
+15%
CONSTANT CURRENCY EARNINGS BEFORE INCOME TAXES


+23%
NET EARNINGS ATTRIBUTABLE TO CDK
+27%
$0.42
DILUTED NET EARNINGS ATTRIBUTABLE TO CDK PER SHARE
+240 bps
25.6%
EBITDA MARGIN

- Q3 FY2016 adjusted effective tax rate was 30.5% compared to 35.9% in Q3 FY2015
- FY2016 results adjusted to exclude costs related to the business transformation plan
- FY2015 results adjusted for certain items for comparability to FY2016
- A reconciliation of the "As Reported" amounts to the "As Adjusted" amounts can be found in the tables at the end of the accompanying press release posted to our Investor Relations website, http://investors.cdkglobal.com, in the "Financial Information" section and furnished by us to the SEC on May 5, 2016

CDKGlobal.
Evolving the Automotive Retail *Experience*

Q3 FY16 Adjusted Financial Results

Segments



ARNA
+4%
+5%
+13%
33.2% margin
+14%
ARI
0%
+6%
+25%
19.7% margin
+33%
DM
+10%
+10%
+68%
15.2% margin
+70%
REVENUES
CONSTANT CURRENCY REVENUES
EARNINGS BEFORE INCOME TAXES
CONSTANT CURRENCY EARNINGS BEFORE INCOME TAXES

- A reconciliation of the "As Reported" amounts to the "As Adjusted" amounts can be found in the tables at the end of the accompanying press release posted to our Investor Relations website, http://investors.cdkglobal.com, in the "Financial Information" section and furnished by us to the SEC on May 5, 2016

Cash Balance

YTD cash returned to shareholders = $323 M



$408 M
+ $162 M
+ $250 M
- $261 M
- $62 M
- $21 M
- $13 M
$464 M
JUNE 30, 2015
FREE CASH FLOW
PROCEEDS FROM NEW DEBT
SHARE REPURCHASES
DIVIDENDS
M&A
OTHER
MARCH 31, 2016

Free Cash Flow is defined in the Glossary of Non-GAAP Measures within this document

CDKGlobal.
Evolving the Automotive Retail *Experience*

Fiscal 2016 Outlook

	5/5/16 Forecast
Adjusted revenues	↑ 4% – 5%
Adjusted earnings before income taxes	↑ 26% – 27%
Adjusted pretax margin	↑ approximately 350 bps
Adjusted net earnings attributable to CDK	↑ 27% – 28%
Adjusted diluted earnings attributable to CDK per share	↑ approximately 30%
Adjusted EBITDA margin	↑ approximately 350 bps

Appendix

Glossary of Non-GAAP Measures

We use certain adjusted results to evaluate our operating performance. In addition, we use adjusted EBITDA, among other measures, as an input to determine incentive-based compensation. Our non-GAAP adjustments principally relate to expenses and benefits that impact comparability of the underlying GAAP measures. We believe our non-GAAP measures provide relevant and useful information for users of the financial statements because they provide insight into our ongoing operating results. Adjusted revenues, adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted basic and diluted earnings attributable to CDK per share, adjusted EBITDA, and free cash flow have been defined below. Because adjusted results are not measures of performance that are calculated in accordance with GAAP, they should not be considered in isolation from, or as substitute for, other metrics that are calculated in accordance with GAAP. This Quarterly Results presentation references the non-GAAP measures defined below. The reconciliation between the following non-GAAP measures and their most comparable GAAP measure can be found in the tables at the end of the accompanying press release posted to our Investor Relations website, http://investors.cdkglobal.com, in the "Financial Information" section and furnished by us to the SEC on May 5, 2016.

Adjusted revenues: Adjusted revenues represents revenues excluding the past effects of revenues related to divestitures.

Adjusted earnings before income taxes: Earnings before income taxes reflects adjustments to exclude costs incurred directly attributable to our spin-off from ADP, costs associated with our business transformation plan, accelerated trademark amortization, trademark royalty costs allocated to us when we were under common control and management of ADP, net tax matters indemnification gains and losses related to pre spin-off periods, and earnings attributable to the Internet sales leads business, which was sold in May 2015. In addition, incremental costs associated with the formation of corporate departments as a stand-alone public company, incremental stock-based compensation incurred for staff additions to build out corporate functions and director compensation, and interest expense related to indebtedness incurred with the spin-off have been reflected as adjustments in the prior period to present results on a comparable basis.

Adjusted provision for income taxes: The provision for income taxes reflects adjustments for the income tax effect of the adjustments to earnings before income taxes, deferred taxes related to bonus depreciation to which ADP is entitled, and the net income tax benefit to adjust the liability for pre spin-off tax returns related to the net tax matters indemnification gain.

Adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share: Net earnings attributable to CDK reflects the same adjustments described for adjusted earnings before income taxes and the adjusted provision for income taxes.

Adjusted EBITDA: EBITDA is calculated as earnings before income taxes adjusted to exclude interest expense, depreciation, and amortization. Adjusted EBITDA reflects adjustments to exclude total stock-based compensation expense, costs incurred directly attributable to our spin-off from ADP, costs associated with our business transformation plan, trademark royalty costs allocated to us when we were under common control and management of ADP, tax matters indemnification gains and losses related to pre spin-off periods, and earnings attributable to the Internet sales leads business, which was sold in May 2015. Other business transformation expenses exclude accelerated depreciation and stock-based compensation expenses that are already reflected within the respective adjustment line items. In addition, incremental costs associated with the formation of corporate departments as a stand-alone public company have been reflected as adjustments in the prior period to present results on a comparable basis.

Constant currency: To present adjusted revenues and adjusted earnings before income taxes on a constant currency basis, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollar using the average monthly exchange rate for the comparable prior period. As a result, constant currency results neutralize the effects of foreign currency.

Free Cash Flow: Cash flows from operating activities less amounts paid for capital expenditures and capitalized software.

CDKGlobal.
Evolving the Automotive Retail *Experience*

Fiscal 2016 Guidance History

	5/5/16 Forecast	2/3/16 Forecast	11/3/15 Forecast	7/29/15 Forecast
Adjusted revenues	↑ 4% – 5%	↑ 4% – 5%	↑ 4% – 5%	↑ 4% – 5%
Adjusted earnings before income taxes	↑ 26% – 27%	↑ approximately 25%	↑ at least 25%	↑ at least 25%
Adjusted pretax margin	↑ approximately 350 bps	↑ at least 300 bps	↑ at least 300 bps	↑ at least 300 bps
Adjusted net earnings attributable to CDK	↑ 27% – 28%	↑ approximately 23%	↑ over 25%	↑ over 25%
Adjusted diluted earnings attributable to CDK per share	↑ approximately 30%	↑ over 25%	↑ over 25%	↑ over 25%
Adjusted EBITDA margin	↑ approximately 350 bps	↑ at least 300 bps	↑ at least 300 bps	↑ at least 300 bps